Exhibit 99.1

EXHIBIT A

ANTE5, INC.

AUDIT COMMITTEE CHARTER

ANTE5, INC.

AUDIT COMMITTEE CHARTER

I.             PURPOSE

The Audit Committee (the “Committee”) shall provide assistance to the Board of Directors (the “Board”) of Ante5, Inc., a Delaware corporation (the “Corporation”) in fulfilling its oversight responsibilities with respect to: (a) the quality and integrity of the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Corporation’s internal audit function and the independent auditors.  The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as to anyone in the Corporation.  The Board and the Committee are to represent the Corporation’s stockholders.  Accordingly, the independent auditors are accountable to the Board and the Committee.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight.  The members of the Committee are not full-time employees of the Corporation.  They may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity.  Consequently, it is not the duty of the Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate, or that they are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of the Corporation’s management (the “Management”) and the independent auditors.

II.           COMPOSITION

The Committee shall initially be comprised of two (2) directors, who are independent of the management of the Corporation and are free of any relationship, which, in the opinion of the Board, would interfere with his/her exercise of independent judgment as a member of the Committee.  The members of the Committee must have a working familiarity with basic finance and accounting practices and must have accounting or related financial management expertise.  The members of the Committee shall be elected by the Board of Directors annually and shall serve until their successors shall be duly elected and qualified.

III.           MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances require.  Meetings of the Committee may be called at any time by any member of the Committee.  The Committee may require members of Management, the Corporation’s Chief Financial Officer and other members of its audit department, if any (the “Audit Department”), as well as the Corporation’s independent auditors and others to attend meetings and to provide pertinent information, as necessary.  As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with Management, the head of the Corporation’s Audit Department and the Corporation’s independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

IV.           RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions relating to the corporate accounting and reporting practices of the Corporation and pertinent regulatory requirements.

In carrying out those responsibilities, the Committee will:

A.           Independent Auditors

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Have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval.  The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors.  The Committee shall consult with Management but shall not delegate these responsibilities.

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Have the sole authority to review in advance, and grant any appropriate pre-approvals of (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, as amended, and (iii) in connection therewith to approve all fees and other terms of engagement.  The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934, as amended, with respect to non-audit services.

•	Review the performance of the Corporation’s independent auditors on at least an annual basis.

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On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Corporation in order to evaluate the independent auditors’ continued independence.  The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors’ independence.

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At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

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Confirm that the lead audit partner for the Corporation’s independent auditors, or the lead audit partner responsible for reviewing the Corporation’s audit, has not performed audit services for the Corporation for the five previous fiscal years in a row.

•	Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934, as amended.

B.           Document/Reports Review

•	Review annually the adequacy of this Charter and make recommendations from time to time to the Board, if appropriate, to update or modify this Charter.

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Review interim financial statements with Management, the head of the Corporation’s Audit Department, and the independent auditors prior to the filing of the Corporation’s quarterly report on Form 10-Q, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”), as amended.

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Review with Management, the head of the Corporation’s Audit Department, and the independent auditors the Corporation’s annual financial statements prior to the filing of the Corporation’s annual report on Form 10-K, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61, as amended.

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Recommend to the Board of Directors, if appropriate, that the Corporation’s annual audited financial statements be included in the Corporation’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

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Prepare the report required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

C.           Financial Reporting Process

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Meet with the independent auditors, the head of the Corporation’s Audit Department, and Management to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

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Periodically review separately with each of Management, the independent auditors and the Corporation’s Audit Department (i) any significant disagreement between Management and the independent auditors or the Corporation’s Audit Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management’s response to each of those issues.

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Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Corporation’s accounting principles and financial disclosure practices, as applied in its financial reporting and (ii) the completeness and accuracy of the Corporation’s financial statements.

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Consider and approve, if appropriate, significant changes to the Corporation’s accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Corporation’s Audit Department.

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Review with the independent auditors, Management, and the Corporation’s Audit Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

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Review with Management, the independent auditors, the Corporation’s Audit Department and the Corporation’s counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Corporation’s financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

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Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Corporation’s financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

D.           Discussions with Management

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Review and discuss with Management the Corporation’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

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Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

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Inquire about the application of the Corporation’s accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Corporation’s provisions for future occurrences which may have a material impact on the financial statements of the Corporation.

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Review and discuss with Management (i) the Corporation’s major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management’s risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

•	Review and discuss with Management all disclosures made by the Corporation concerning any material changes in the financial condition or operations of the Corporation.

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Obtain explanations from Management for unusual variances in the Corporation’s annual financial statements from year to year, and review annually the independent auditors’ letter of the recommendations to Management and Management’s response.

E.           General

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Retain such outside counsel, experts, and other advisors as the Committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

•	Review and approve the appointment and replacement of the head of the Corporation’s Audit Department, and review on an annual basis the performance of the Corporation’s Audit Department.

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Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	Establish the policy for the Corporation’s hiring of employees or former employees of the independent auditors who were engaged on the Corporation’s account.

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Review and monitor compliance with the Corporation’s Code of Ethics for senior financial officers of the Corporation, including its chief executive officer, principal financial officer, controller or principal accounting officer, and persons who perform similar functions.

•	Maintain minutes of meetings of the Committee.

•	Submit minutes of all meetings of the Committee to the Board, or report the matters discussed at each Committee meeting with the Board.